UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2014

ECO-SHIFT POWER CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	000-21134	04-2893483
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1090 Fountain Street North

Cambridge, Ontario N3H 4R7

(Address of Principal Executive Offices)

(519) 650-9506

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On February 8, 2013, Eco-Shift Power Corp., a Delaware corporation (the “Company”), finalized that certain Share Exchange effected by the execution and delivery of that certain Voting and Exchange Trust Agreement, Support Agreement, and Rollover Agreements, each as defined in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2013, and as amended on Form 8-K/A filed with the SEC on June 4, 2013 The “Closing 8-K”). Pursuant to the Rollover Agreement certain Stakeholders (as defined in the Rollover Agreement) were issued Exchangeable Shares that are exchangeable for shares of common stock in the Company. Pursuant to the Voting and Exchange Trust Agreement, the holders of Exchangeable Shares effectively voted such securities as common stock of the Company through a Series B Preferred Stock held by a trustee, as more fully described in the Closing 8-K.

On February 25, 2014, Gilbert Wood, the Company’s Chief Executive Officer and director, James Hughes, the Company’s Chief Financial Officer and director, and Patty Bates-Woods elected to exchange their Exchangeable Shares pursuant to the terms of the Voting and Exchange Trust Agreement, Rollover Agreement and Support Agreement for 19,984,584, 4,962,315 and 4,962,635 shares of common stock of the Company, respectively. The Company was required to give effect to such election and issue such shares not less than five (5) or more that ten (10) days following such election. The Company has issued such shares of common stock as of March 3, 2014.

The above description of the Voting and Exchange Trust Agreement, Rollover Agreement and Support Agreements do not purport to be complete and is qualified in its entirety by reference to the Support Agreement, which is attached as Exhibits 2.1, 2.2 and 2.3 to the Company’s Current Report on Form 8-K filed with the SEC on February 14, 2013.

(d) Exhibits

Exhibit No.	Description

2.1	Form of Voting and Exchange Trust Agreement, dated February 8, 2013, by and among Eco-Shift Power Corp., formerly known as SimplePons, Inc., Eco-Shift Call Corp., Eco-Shift Acquisition Corp. and Patriquin Law Professional Corporation*

2.2	Form of Rollover Agreement, dated February 8, 2013, by and between Eco-Shift Power Corp., formerly known as SimplePons, Inc. and each of Frank Yapuncic, Gilbert Wood, James Hughes, Patty Bates-Wood and certain other individuals, respectively*

2.3	Form of Support Agreement, dated February 8, 2013, by and among Eco-Shift Power Corp., formerly known as SimplePons, Inc., Eco-Shift Call Corp. and Eco-Shift Acquisition Corp.*

* Attached as Exhibits 2.1, 2.2 and 2.3 to the Company’s Current Report on Form 8-K filed with the SEC on February 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eco-Shift Power Corp.

Date: March 6, 2014	By:	/s/ Gilbert Wood
	Name:	Gilbert Wood
	Title:	Chief Executive Officer